[PHOTO OMMITED]
The
Gabelli
Small Cap
Growth
Fund

SEMI-ANNUAL REPORT
MARCH 31, 1998

                        The Gabelli Small Cap Growth Fund
                              One Corporate Center
                            Rye, New York 10580-1434

                               Semi-Annual Report
                                March 31, 1998(a)

To Our Shareholders,

      Driven primarily by a strong rebound in the technology sector, small cap stocks as represented by the Russell 2000 Index closed the first quarter of 1998 near record levels. As evidenced by the Dow Jones Industrial Average's (DJIA) and the Standard & Poor's (S&P) 500's lead over smaller capitalization indices, big continued to be most beautiful. However, small cap stocks delivered excellent absolute returns.

Investment Performance

      For the quarter ended March 31, 1998, The Gabelli Small Cap Growth Fund's total return was a solid 10.9%. The Value Line Composite and Russell 2000 Index had returns of 11.6% and 10.1%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 46.7% over the trailing twelve month period. The Value Line Composite and Russell 2000 rose 43.0% and 42.0%, respectively, over the same twelve month period.

      For the five year period ended March 31, 1998, the Fund's return averaged 18.8% annually, versus average annual returns of 18.8% and 17.7% for the Value Line Composite and Russell 2000, respectively. Since inception on October 22, 1991 through March 31, 1998, the Fund has a total return of 273.5%, which equates to an average annual return of 22.7%.

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30, 1998.

INVESTMENT RESULTS (a)(c)
------------------------------------------------------------------------------------------------
                                                             Calendar Quarter
                                      ----------------------------------------------------------
                                        1st         2nd         3rd          4th           Year
 1998:    Net Asset Value............. $23.93       --          --            --           --
          Total Return................  10.9%       --          --            --           --
------------------------------------------------------------------------------------------------
 1997:    Net Asset Value............. $19.11      $22.23      $25.42        $21.58       $21.58
          Total Return................   3.1%       16.3%       14.7%        (0.8)%        36.5%
------------------------------------------------------------------------------------------------
 1996:    Net Asset Value............. $19.65      $20.68      $20.02        $18.53       $18.53
          Total Return................   6.2%        5.2%       (3.2)%         3.4%        11.9%
------------------------------------------------------------------------------------------------
 1995:    Net Asset Value............. $17.03      $17.88      $19.34        $18.50       $18.50
          Total Return................   7.4%        5.0%        8.2%          2.6%        25.2%
------------------------------------------------------------------------------------------------
 1994:    Net Asset Value............. $16.76      $16.33      $17.24        $15.85       $15.85
          Total Return................  (3.6)%      (2.6)%       5.6%         (2.1)%       (2.9)%
-------------------------------------------------------------------------------------------------
 1993:    Net Asset Value............. $15.46      $15.74      $16.90        $17.38       $17.38
          Total Return................   6.6%        1.8%        7.4%          5.3%        22.8%
-------------------------------------------------------------------------------------------------
 1992:    Net Asset Value............. $13.42      $13.41      $13.10        $14.50       $14.50
          Total Return................   9.9%       (0.1)%      (2.3)%        12.1%        20.3%
-------------------------------------------------------------------------------------------------
 1991:    Net Asset Value.............    --         --           --         $12.21       $12.21
          Total Return................    --         --           --          22.9%(b)     22.9%(b)
--------------------------------------------------------------------------------------------------

-------------------------------------------
Average Annual Returns - March 31, 1998 (a)
-------------------------------------------
1 Year..................... 46.7%
5 Year..................... 18.8%
Life of Fund (b)........... 22.7%
-------------------------------------------

                 Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 29, 1997       $3.590            $21.29
September 30, 1997      $0.070            $25.42
December 27, 1996       $2.160            $18.46
December 29, 1995       $1.340            $18.50
December 30, 1994       $1.030            $15.85
December 31, 1993       $0.420            $17.38
December 31, 1992       $0.185            $14.50
December 31, 1991       $0.080            $12.21

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid.Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on October 22, 1991. (c) The Fund's fiscal year ends September 30, 1998.

--------------------------------------------------------------------------------

What We Do

      We view the small capitalization stock market as a research driven stock picker's paradise. Unlike the large cap market, where most companies are closely followed by dozens of Wall Street analysts, the small cap market is largely unclaimed territory. Our analysts put on their hiking shoes, strap on their backpacks and hit the trails looking for little companies Wall Street does not know or care about. They are seeking a particular type of company, which we would describe generally as a dominant market share, niche franchise in a growing and/or consolidating industry.

                                            [Valuation Approach GRAPHIC OMITTED]

      Our analysts are guided by specific investment principles that include: experienced management, healthy balance sheets and rising free cash flow and earnings. They also live by certain value parameters - their goal is to find great companies trading at reasonable valuations relative to "real world" economic worth. These are the kind of companies we can feel comfortable owning long term, rather than trading like so many small cap investors are prone to do.

Commentary

Davids Versus Goliaths

      Over the last three years, small cap stocks have materially trailed their large cap counterparts. Although small cap investment returns have been attractive, big has been absolutely beautiful. Will the Goliaths of the stock market continue to dominate? Large cap stocks have been buoyed by S&P 500 index fund investing, so called "value added" big cap growth stock investors (who have been largely mimicking the S&P 500) and the money pouring in from overseas (foreign investors tend to feel more comfortable owning the household names). This may continue. However, we would argue that as a result of their popularity, the valuations of many large cap growth stocks are defying fundamental gravity. The mega-cap market darlings - admittedly, in most cases, absolutely terrific companies - are trading at 50+ times earnings and three to four times their mid to high teens annual earnings growth rates. These are the kind of P/Es traditionally associated with smaller companies with much higher earnings growth rates. Although perceived by the public to be "riskier" than the large cap stock market, we believe the small cap stock arena now offers significantly better value and a wealth of opportunity for stock pickers.

What's Up

      Occasionally, we will have industry groups that dominate our performance list. In the first quarter of 1998, it was small group television and radio broadcasters, which benefited both from strong earnings trends and the rapid consolidation in the broadcasting industry. More often, our winners (and our losers for that matter) are an eclectic group of companies from a wide range of industries. This quarter, among our top performers are a perfume company (French Fragrances Inc.), a small British hotel chain (Jurys Hotel Group), a gaming company (Trump Hotels & Casino Resorts), an upscale retailer (Neiman Marcus Group) and a hockey team (Florida Panthers Holdings), all of which advanced more than 25%. This is a direct reflection of our research driven, stock specific investment approach.

Cashing Out

      The reduction of the long term capital gains tax rate from 28% to 20% is a boon for all long term investors. It is particularly beneficial for managers of successful small businesses, who often own big blocks of their companies' shares. Should they decide to cash out by accepting an offer from an acquirer, they now get to keep almost a third more of the proceeds after tax. We think in the next several years, this will motivate many more small company managements to accept premium bids from larger companies in their respective industries. Our focus on dominant market share niche franchises trading at reasonable relationships to economic value should position the Fund directly in the path of this powerful trend.

Quips on Management

      Our Chief Investment Officer, Mario J. Gabelli, was recently interviewed by a leading investor relations consulting firm to discuss how we, as securities analysts, evaluate corporate managements. We would like to share with you excerpts from this interview . . .

      "Ideally, we like to own great companies with great management. Our second choice is great companies with mediocre management. Occasionally, we will take a chance on mediocre companies with talented new management that we believe can dramatically improve the business. Our rational is simple - we believe a princess who kisses a frog is more likely to turn into a frog than the frog is to turn into a prince.

      We don't feel we ask too much from corporate managements. We want them to have vision as to how the world is changing and a sensible plan to position their companies to take advantage of change rather than be overwhelmed by it. We want them to be focused on competitive issues in their industry and be proactive rather than reactive in meeting challenges from their competitors. We expect CEOs and CFOs, who in our opinion, should be joined at the hip, to know their companies intimately. If I or another one of our analysts spots something unusual in an annual report or 10-K, I expect management to be able to explain it. We want management to be honest with us. We always ask them to detail their company's strengths and weaknesses. When we hear a lot about the former and virtually nothing about the latter, we tend to be a little suspicious. Finally, and most importantly, we expect them to serve the interest of their companies' real owners - the shareholders. Managements that build a wall around themselves and their companies' values are betraying shareholders.

      We are not for or against corporate managements. We are for shareholders - our clients. We don't encourage managements to run their companies to maximize short term returns and sacrifice long term value. In fact, we respect managers that are willing to suffer through a few bad quarters for the greater long term good of their companies. Unlike many Wall Street research teams, we don't ask management to assess the value of their companies or to forecast future cash flows and earnings. That's our job. We ask only that they do their jobs--build the value of their businesses in a manner that benefits long term shareholders."

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BET Holdings Inc. (BTV - $61.125 - NYSE) is a media and entertainment company that primarily targets black consumers, a market that was estimated to have spent over $450 billion in 1997. BTV's core business is Black Entertainment Television (BET), an advertiser-supported cable television programming service. Of the 70 million cable households in the U.S., BET reaches over 51 million. BET on Jazz: The Cable Jazz Channel produced nearly 150 hours of original jazz programming in 1997. Action Pay-Per-View's subscriber base has grown to over nine million as the service expands beyond a traditional urban audience. The company is leveraging its brand identity into markets including pay-per-view movies, direct merchandising and magazine publishing. The $48 per share offer from a group led by founder Robert Johnson to take BTV private has been increased to $63 per share.

Celestial Seasonings Inc. (CTEA - $41.00 - Nasdaq), based in Boulder, CO, developed and popularized the herb tea category in the U.S. as a flavorful, non-caffeinated alternative to other hot beverages. With over 40 tea varieties under the Celestial Seasonings brand, CTEA is the largest manufacturer of herb teas with an estimated 50% market share. The company is expected to maintain its dominant position in the herb tea market. Celestial Seasonings is positioned to leverage its excellent brand name into dietary herbal supplements, the market for which is growing 25% annually.

CLARCOR Inc. (CLC - $33.25 - NYSE) manufactures and markets mobile and environmental filtration products and consumer packaging products. Filtration products include air, fuel and hydraulic filters for heavy duty trucks, buses, cars and boats and air and anti-microbial filters for factories, hospitals and clean rooms. CLARCOR is a leading producer of custom-decorated metal and plastic containers widely used by consumer products companies. Substantial cost savings and productivity improvements are expected and further gains are anticipated through the end of the decade as the company continues its history of bringing acquisitions profitably into the fold. The company has been building a cash reserve to be used to expand into European markets via joint ventures.

CTS Corp. (CTS - $33.9375 - NYSE) is primarily a diversified manufacturer of electronic components for the automotive, computer equipment and communications equipment markets. Last October, CTS acquired Dynamics Corp. of America, which had owned 44% of CTS's outstanding shares. The union increased the liquidity of CTS stock, which has been split 3-for-1, as well as enhancing its earnings prospects. As a step in the assimilation of Dynamics' and CTS's focus on its core electronic components and assembly business, Dynamics' waring products division is being sold.

Greif Bros. Corp. (GBCOA - $38.75 - Nasdaq), with a corporate history spanning 120 years, operates in two industry segments: industrial shipping containers and containerboard and related products. Operations in the industrial shipping containers segment involve the production and sale of fibre, steel and plastic drums, multiwall bags, cooperage, dunnage and pallets. Operations in the containerboard segment involve the production and sale of containerboard, both virgin and recycled, and related corrugated products. The company has conducted an in-depth review of its timberlands, one of its strategic assets, and is analyzing its saw timber and pulpwood assets and developing a program of land management. Greif Bros. recently purchased the entire industrial container group of Sonoco Products Co., with combined annual net sales of nearly $210 million, for approximately $225 million in cash. The properties acquired include twelve fibre drum plants and five plastic drum plants.

Handy & Harman (HNH - $35.1875 - NYSE) accepted a sweetened offer from WHX Corp. (WHX - $16.3125 - NYSE) for $645 million in cash and assumed debt, helping WHX cut its pension liability. WHX, which sweetened its offer after an earlier $30 per share bid was rejected, commenced a cash tender offer for Handy & Harman at $35.25 per share. WHX already owns nearly 14% of the New York-based precious metals and auto parts maker and will assume roughly $190 million of debt in the purchase. The agreement is the third recent attempt by WHX to buy a company. Cutting its $178 million pension liability would make the ninth largest U.S. steelmaker a stronger candidate for a takeover or spin-off. The tender offer is expected to be completed during the second quarter.

Liberty Corp. (LC - $51.00 - NYSE) is a holding company with operations in broadcasting and insurance. Cosmos Broadcasting owns and operates eight network affiliated television stations in the Southeast and Mid-west. Five stations are affiliated with NBC, two with ABC and one with CBS. These stations serve more than four million households. Liberty Life is a regional insurer, with North Carolina and South Carolina accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service), pre-need and mortgage protection life and health insurance.

Neiman Marcus Group Inc. (NMG - $41.0625 - NYSE) operates 30 high-fashion Neiman Marcus stores nationally and two Bergdorf Goodman stores in New York City. Total selling space approximates 4.6 million square feet. NMG's NM Direct is a state-of-the-art direct marketing operation. Harcourt General (H - $55.375 -
NYSE) is the company's major shareholder, holding 53% of the outstanding common equity. Neiman Marcus is positioned to be an important participant in the trend to higher-scale consumer spending.

The Pioneer Group Inc. (PIOG - $31.25 - Nasdaq), based in Boston, is engaged in two main businesses: natural resource development projects, including gold mining, and financial services. The company owns 90% of the Teberebie gold mine, which is Ghana's second largest mine. The mine produces approximately 265,000 ounces on an annual basis at a cash production cost of roughly $230 per ounce. Reserves at the mine are extensive and should support further mine expansions. The company is exploring for gold in Ghana and Russia and has extensive timber operations in eastern Russia. Pioneer also operates a successful mutual fund business in the U.S. with over $20 billion under management. The company has also invested in financial services businesses outside the U.S., primarily in Russia, Poland and the Czech Republic.

Pittway Corp. (PRY - $70.00 - NYSE; PRY'A - $72.00 - NYSE) has two core businesses: manufacturing and distributing burglar and commercial fire alarm equipment and publishing trade magazines and directories. Its ADI distribution unit is the largest supplier of alarm system components in the U.S. Penton Publishing, which the company plans to spin-off to shareholders in the second quarter of 1998, publishes 33 national business and trade magazines. Pittway is also involved in real estate and other promising ventures, including a 34% interest in Cylink (Pittway owns 8.6 million shares), a leading manufacturer of encryption equipment, and a 4.2% interest in U.S. Satellite Broadcasting (Pittway owns 3.8 million shares), a direct-to-the-home (DTH) satellite broadcast company whose subscriber base is growing rapidly.

United Television Inc. (UTVI - $108.375 - Nasdaq) is a television broadcasting company which owns and operates five television stations: one ABC, one NBC and three UPN affiliates. UTVI has purchased WHSW in Baltimore for $80 million. The purchase of WRBW, a UPN affiliate in Orlando, for approximately $60 million is pending. UTVI stations will cover approximately eight percent of the U.S. population. UTVI is a 59%-owned subsidiary of BHC Communications (BHC - $141.125 - ASE). Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls will increase EBITDA growth going forward. Our 1998 PMV is estimated at $140 per share, $34 of which is cash. UTVI's PMV is expected to reach $163 by the year 2000.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Small Cap Growth Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

Gabelli U.S. Treasury Money Market Fund

      Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at 0.30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABSX. Please call us during the business day for further information.

      The Gabelli Small Cap Growth Fund has enjoyed another solid quarter in another year in which we will strive to achieve our long term goal of generating a real rate of return in excess of ten percent. We are concerned about equity valuations, but believe the greatest excesses are in the large cap growth market. With the possibility of bloated large cap growth stocks staggering under their current weighty valuations, we believe we will see better relative performance from small cap stocks going forward. Lower long term capital gains tax rates should accelerate deal activity in the small cap market and continue to provide a tailwind for our portfolio. We thank you for your loyalty and as always, pledge our best efforts on your behalf.

                                   Sincerely,


                                   /s/ Mario J. Gabelli

                                   Mario J. Gabelli, CFA
                                   Portfolio Manager and
                                   Chief Investment Officer

April 30, 1998

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                 March 31, 1998

  BET Holdings Inc.                                  Celestial Seasonings Inc.
  United Television Inc.                             CTS Corp.
  CLARCOR Inc.                                       Grief Bros. Corp.
  Liberty Corp.                                      Thomas Industries Inc.
  Pittway Corp.                                      Pioneer Group Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Small Cap Growth Fund
Portfolio of Investments -- March 31, 1998 (Unaudited)
================================================================================
                                                                         Market
      Shares                                              Cost           Value
      ------                                              ----           -----

                COMMON STOCKS -- 92.5%

                Agriculture -- 0.0%
         353    Delta & Pine Land Co. .............  $      1,271    $    18,356
      12,000    Erly Industries Inc.+ .............        79,905         68,250
                                                     ------------    -----------
                                                           81,176         86,606
                                                     ------------    -----------
                Automotive: Parts and Accessories -- 6.8%
     100,000    Acktion Co.+ ......................     1,273,170      1,167,263
      75,000    GenCorp Inc. ......................     1,135,566      2,306,250
     120,000    Handy & Harman ....................     3,388,004      4,222,499
       4,000    Lund International Holdings
                  Inc.+ ...........................        51,880         54,000
      20,000    Meritor Automotive Inc. ...........       475,125        531,250
     100,000    Modine Manufacturing Co. ..........     2,802,463      3,474,999
       5,000    Monro Muffler Brake Inc.+ .........        52,860         83,125
      46,000    Ragan (Brad) Inc.+ ................     1,168,123      1,725,000
      58,000    Redlaw Industries Inc.+ ...........       198,346         41,688
       1,000    SPX Corp.+ ........................        16,550         76,313
     115,000    Standard Motor Products Inc. ......     1,662,393      2,206,563
      10,000    Strattec Security Corp.+ ..........       244,013        273,281
       6,500    Superior Industries
                  International Inc. ..............       158,670        215,719
     115,000    TransPro Inc. .....................     1,231,867        905,625
     165,000    UAP Inc., Cl. A ...................     1,824,324      2,088,417
     183,000    Wynn's International Inc. .........       978,390      4,163,249
                                                     ------------    -----------
                                                       16,661,744     23,535,241
                                                     ------------    -----------
                Aviation: Parts and Services -- 3.4%
      15,000    AAR Corp. .........................       198,875        408,750
      46,000    Banner Aerospace Inc.+ ............       486,612        537,625
       2,500    Barnes Group Inc. .................        63,250         83,281
      60,000    Curtiss-Wright Corp. ..............     1,097,363      2,325,000
       5,000    Ducommun Inc.+ ....................        80,125        146,250
     120,000    Fairchild Corp., Cl. A+ ...........     2,616,479      2,587,500
      26,500    Hi-Shear Industries Inc.+ .........        58,141         74,531
      43,000    Hudson General Corp. ..............       745,445      2,031,750
      20,000    Kaman Corp., Cl. A ................       364,688        367,500
      75,000    Moog Inc., Cl. A+ .................     1,485,048      3,159,376
                                                     ------------    -----------
                                                        7,196,026     11,721,563
                                                     ------------    -----------
                Broadcasting -- 5.3%
      85,000    Ackerley Group Inc. ...............       545,975      1,737,188
       1,000    Clear Channel
                  Communications Inc.+ ............         6,960         98,000
      12,000    Granite Broadcasting Corp.+ .......       145,375        138,750
      18,000    Gray Communications
                  Systems Inc......................       379,050        522,000
      32,000    Gray Communications
                  Systems Inc., Cl. B .............       633,932        928,000
     128,000    Liberty Corp. .....................     3,382,262      6,527,999
      20,000    NTN Communications Inc.+ ..........        83,312         15,000
     110,600    Paxson Communications
                  Corp.+ ..........................     1,004,955      1,230,425
       3,000    Pegasus Communications
                  Corp.+ ..........................        31,245         69,000
      12,500    Price Communications Corp.+ .......        79,225        200,000
       1,000    Scandinavian Broadcast
                  System SA+ ......................        13,500         33,000
      62,500    United Television Inc. ............     1,487,668      6,773,437
       3,000    Young Broadcasting Inc., Cl. A+ ...        71,170        150,000
                                                     ------------    -----------
                                                        7,864,629     18,422,799
                                                     ------------    -----------
                Bulding and Construction -- 2.4%
     100,000    CalMat Co. ........................     1,812,338      2,762,500
      14,000    Florida Rock Industries Inc. ......       207,082        399,875
      14,000    Morgan Products Ltd.+ .............       118,738         77,000
     100,000    Nortek Inc.+ ......................       606,275      3,200,000
      10,000    Oakwood Homes Corp. ...............       114,281        366,250
      77,000    Republic Group Inc. ...............       441,019      1,568,875
                                                     ------------    -----------
                                                        3,299,733      8,374,500
                                                     ------------    -----------
                Business Services -- 1.9%
      12,000    Amway Asia Pacific Ltd. ...........       280,725        194,250
      24,641    Amway Japan Ltd., ADR .............       418,058        198,668
      31,000    Berlitz International Inc.+ .......       450,963        838,938
      22,000    Borg-Warner Security Corp.+ .......       270,725        433,125
      50,000    Data Broadcasting Corp.+ ..........       249,688        287,500
       6,000    Data Transmission Network
                  Corp.+ ..........................        30,550        207,000
         500    Gartner Group Inc.+ ...............        19,070         18,688
      10,000    Hach Co. ..........................       102,758         92,500
      10,000    Hach Co., Cl. A ...................        95,312         83,750
      18,000    Industrial Distribution Group
                  Inc.+ ...........................       324,981        336,375
      10,000    Landauer Inc. .....................       163,888        270,000
      83,000    Nashua Corp.+ .....................     2,029,013      1,208,687
      39,000    Paxar Corp.+ ......................       567,507        553,313
      15,000    Pittston Brink's Group ............       421,959        571,875
      20,000    Princeton Video Image Inc.+ .......       140,000        162,500
      72,000    Trans-Lux Corp. ...................       609,486        980,999
       8,000    Wackenhut Corp., Cl. A ............       118,092        191,000
       6,187    Wackenhut Corp., Cl. B ............        52,368        131,087
                                                     ------------    -----------
                                                        6,345,143      6,760,255
                                                     ------------    -----------
                Cable -- 1.4%
      17,250    Cable Michigan Inc.+ ..............       139,253        439,875
      44,000    Cablevision Systems Corp.,
                  Cl. A+ ..........................     1,302,082      2,893,000
       2,000    Century Communications
                  Corp., Cl. A+ ...................        14,040         25,625
      15,000    People's Choice TV Corp.+ .........        93,888         15,000
      80,000    United International Holdings
                  Inc., Cl. A+ ....................     1,139,265      1,340,000
                                                     ------------    -----------
                                                        2,688,528      4,713,500
                                                     ------------    -----------
                Commucications Equipment -- 0.2%
      50,000    Allen Telecom Inc.+ ...............       853,738        787,500
                                                     ------------    -----------

                See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- March 31, 1998 (Unaudited)
================================================================================
                                                                        Market
     Shares                                              Cost           Value
     ------                                              ----           -----
                COMMON STOCKS (Continued)

                Computer Software and Services -- 0.2%
       1,000    @Home Corp., Series A+ ............  $     20,750    $    33,813
       2,000    Anacomp Inc.+ .....................        33,830         30,500
      90,000    Bull Run Corp.+ ...................       315,513        371,250
         200    CBT Group plc, ADR+ ...............        10,025         10,350
      10,000    Checkfree Holdings Corp.+ .........       238,959        221,250
       2,000    Cylink Corp.+ .....................        21,790         28,875
       1,000    Electronics For Imaging Inc.+ .....        15,540         26,000
         200    ForeFront Group Inc.+ .............         2,650          3,075
         200    Macromedia Inc.+ ..................         2,371          2,975
       1,000    Noise Cancellation
                  Technologies Inc.+ ..............           625            906
       1,000    Powerhouse Technologies
                  Inc.+ ...........................        11,750         14,250
       1,500    Volt Information Sciences
                  Inc.+ ...........................         7,875         83,625
                                                     ------------    -----------
                                                          681,678        826,869
                                                     ------------    -----------
                Consumer Products -- 4.5%
       3,000    Action Performance
                  Companies Inc.+ .................        86,846        105,563
     170,474    Carlyle Industries Inc.+ ..........       595,921        234,402
     200,300    Carter-Wallace Inc. ...............     2,778,572      3,642,955
      61,000    Church & Dwight Co. Inc. ..........     1,271,800      1,845,250
      12,000    Coachmen Industries Inc. ..........        80,758        324,000
      38,000    First Brands Corp. ................       517,525        947,625
       8,000    French Fragrances Inc.+ ...........        78,490        136,000
     133,500    General Cigar Holdings Inc.+ ......     1,076,798      2,044,219
     100,000    General Housewares Corp. ..........     1,320,001      1,106,250
      85,000    Genlyte Group Inc.+ ...............       337,078      1,636,250
       2,000    Harley-Davidson Inc. ..............         9,425         66,000
     120,000    Hartmarx Corp.+ ...................       768,726        997,500
      22,000    National Presto
                  Industries Inc. .................       921,692        947,375
      15,000    Nature's Sunshine Products
                  Inc. ............................       352,909        402,188
       5,000    Nu-Kote Holding Inc., Cl. A+ ......         9,525          1,094
       2,000    Playtex Products Inc.+ ............        14,600         29,500
       5,000    Scotts Co., Cl. A+ ................        77,779        173,125
      15,000    Skyline Corp. .....................       271,425        457,500
       6,000    Steven Madden Ltd.+ ...............        44,125         52,875
       7,000    Stewart Enterprises Inc., Cl. A ...        65,467        389,375
      13,000    Weider Nutrition International
                  Inc. ............................       182,775        201,500
                                                     ------------    -----------
                                                       10,862,237     15,740,546
                                                     ------------    -----------
                Consumer Services -- 2.5%
      20,000    Department 56 Inc.+ ...............       467,490        760,000
     100,000    Loewen Group Inc. .................     2,722,350      2,525,000
      32,000    Response USA Inc.+ ................       206,080        186,000
      50,000    Rollins Inc. ......................     1,012,950      1,043,750
     135,000    Ticketmaster Group Inc.+ ..........     2,783,734      4,066,875
                                                     ------------    -----------
                                                        7,192,604      8,581,625
                                                     ------------    -----------
                Country and Closed End Funds -- 1.5%
      45,000    Central European Equity
                  Fund Inc. .......................       608,109        885,938
      80,000    Emerging Germany Fund Inc. ........       629,750      1,055,000
      45,000    France Growth Fund Inc. ...........       476,793        599,063
      35,000    Germany Fund Inc. .................       395,061        564,375
      44,000    Italy Fund Inc. ...................       394,348        676,500
      65,000    New Germany Fund Inc. .............       764,184      1,088,749
      11,000    Spain Fund Inc. ...................       103,029        208,313
                                                     ------------    -----------
                                                        3,371,274      5,077,938
                                                     ------------    -----------
                Diversified Industrial -- 7.3%
      95,000    Ampco-Pittsburgh Corp. ............       906,931      1,757,500
       8,000    Anixter International Inc.+ .......        76,160        147,500
      10,000    Antofagasta Holdings plc ..........        68,648         54,257
      50,000    Crane Co. .........................       879,121      2,650,000
       3,000    Flanders Corp.+ ...................        25,955         16,688
      37,500    Gardner Denver Machinery
                  Corp.+ ..........................       210,363      1,110,938
       5,000    GATX Corp. ........................       401,172        390,000
      35,000    Katy Industries Inc. ..............       472,206        665,000
     450,000    Lamson & Sessions Co.+ ............     2,581,337      2,981,250
      52,000    Lindsay Manufacturing Co. .........       756,010      2,369,250
     610,400    Noel Group Inc. ...................     1,465,296      1,602,300
      35,000    Oil-Dri Corporation of
                  America .........................       478,925        560,000
      90,000    Park-Ohio Industries Inc.+ ........     1,209,825      1,743,750
      20,000    Standex International Corp. .......       608,812        612,500
     201,000    Thomas Industries Inc. ............     1,729,438      4,472,249
     540,000    Tyler Corp.+ ......................     2,301,886      4,184,999
                                                     ------------    -----------
                                                       14,172,085     25,318,181
                                                     ------------    -----------
                Education -- 0.0%
         200    Computer Learning Centers
                  Inc.+ ...........................         3,783          3,350
         200    Learning Tree International
                  Inc.+ ...........................         4,075          4,425
         200    Mastering Inc.+ ...................         2,083          2,250
         200    New Horizon Worldwide Inc.+ .......         3,175          2,625
         200    Wave Technologies
                  International Inc.+ .............         1,425          1,350
      20,000    Whitman Education Group
                  Inc.+ ...........................       103,768        113,750
                                                     ------------    -----------
                                                          118,309        127,750
                                                     ------------    -----------
                Energy -- 2.3%
       5,000    Basin Exploration Inc.+ ...........        83,263        103,125
       4,000    Fall River Gas Co. ................        62,413         64,750
       6,000    Forcenergy Inc.+ ..................       146,613        159,000
   1,425,000    GEO International Corp.+ (b) ......        74,145              0
         750    Halter Marine Group Inc.+ .........         7,617         11,906
     130,000    Kaneb Services Inc.+ ..............       436,625        715,000
       9,880    Ocean Energy Inc.+ ................       224,238        232,798
       2,000    Oryx Energy Co.+ ..................        48,975         52,000
       2,000    Petsec Energy Ltd., ADR+ ..........        29,830         37,500

                See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- March 31, 1998 (Unaudited)
================================================================================
                                                                        Market
     Shares                                              Cost           Value
     ------                                              ----           -----

                COMMON STOCKS (Continued)

                Energy (Continued)
       2,000    Plains Resources Inc.+ ............  $     35,100    $    34,000
     285,000    RPC Inc. ..........................     1,096,856      3,491,250
     105,000    Southwest Gas Corp. ...............     1,783,471      2,191,875
      15,000    Tesoro Petroleum Corp.+ ...........       209,500        268,125
       5,000    TransMontaigne Oil Co.+ ...........        71,188         70,000
       3,000    Union Pacific Resources
                  Group Inc. ......................        73,463         71,625
       4,000    Vastar Resources Inc. .............       145,513        173,750
       5,000    Wicor Inc. ........................       228,271        241,875
                                                     ------------    -----------
                                                        4,757,081      7,918,579
                                                     ------------    -----------
                Entertainment -- 6.2%
     115,000    Ascent Entertainment Group
                  Inc.+ ...........................     1,378,463      1,185,938
     150,000    BET Holdings Inc., Cl. A+ .........     2,561,337      9,168,749
      10,000    Cineplex Odeon Corp.+ .............        20,888         16,875
       1,000    Dover Downs Entertainment
                  Inc. ............................        29,300         29,500
      20,000    Fisher Companies Inc. .............     1,181,971      1,280,000
     110,000    Florida Panthers Holdings Inc.+ ...     1,882,632      2,447,500
      28,000    GC Companies Inc.+ ................     1,415,793      1,464,750
       1,500    Groupe AB SA, ADR+ ................        10,950          9,375
       3,000    International Speedway Corp. ......        54,000         91,875
       2,000    Metromedia International
                  Group Inc.+ .....................        22,000         30,375
     170,000    Spelling Entertainment Group
                  Inc.+ ...........................     1,422,870      1,530,000
     100,000    Topps Co. Inc.+ ...................       456,154        256,250
     144,000    USA Networks Inc.+ ................     1,575,662      3,924,000
                                                     ------------    -----------
                                                       12,012,020     21,435,187
                                                     ------------    -----------
                Equipment and Supplies -- 14.1%
      50,000    AFC Cable Systems Inc.+ ...........       393,436      1,943,750
      17,000    Alltrista Corp.+ ..................       322,342        476,000
     145,000    AMETEK Inc. .......................     1,658,858      4,340,938
       5,000    Amphenol Corp., Cl. A + ...........       139,625        288,438
     320,000    Baldwin Technology Co. Inc.,
                  Cl. A+ ..........................     1,529,709      1,760,000
       1,000    Belden Inc. .......................        15,425         41,875
       4,000    Bway Corp.+ .......................        66,250        103,500
     200,000    CLARCOR Inc. ......................     3,591,527      6,649,999
       1,000    Commercial Intertech Corp. ........        11,675         23,875
     142,000    CTS Corp. .........................       593,011      4,819,124
      17,000    Culligan Water Technologies
                  Inc+ ............................       374,355      1,012,563
      38,000    Cuno Inc.+ ........................       566,713        836,000
      45,300    Daniel Industries .................       748,654        908,831
      30,000    Elsag Bailey Process
                  Automation NV+ ..................       517,982        573,750
     220,000    EnviroSource Inc.+ ................       655,758        508,750
     200,000    Fedders Corp.+ ....................     1,184,531      1,150,000
      35,000    Flowserve Corp. ...................       689,998      1,141,875
      40,000    General Magnaplate Corp. ..........        83,763        305,000
      70,000    Gerber Scientific Inc. ............       955,212      1,824,375
      15,000    Global Industrial Technologies
                  Inc.+ ...........................       192,850        247,500
     150,000    Hussmann International Inc. .......     2,060,928      2,812,500
      34,650    Johnston Industries Inc. ..........       268,295        203,569
      10,000    K-Tron International Inc.+ ........        74,933        171,250
      77,500    Kollmorgen Corp. ..................       648,644      1,685,625
      10,000    Littelfuse Inc.+ ..................        68,313        260,000
      22,000    Lufkin Industries Inc. ............       389,520        715,000
      10,000    Mark IV Industries Inc. ...........       210,512        227,500
       5,000    Met-Pro Corp. .....................        70,900         77,813
      82,000    Pittway Corp. .....................     2,051,874      5,739,999
       4,000    Plantronics Inc.+ .................        30,792        163,750
      52,500    Portec Inc. .......................       695,975        817,031
      11,000    Raytech Corp.+ ....................        61,050         56,375
      37,000    Sequa Corp., Cl. A+ ...............     1,284,715      2,735,688
      10,000    Sequa Corp., Cl. B+ ...............       608,846        788,750
       6,000    Smith (A.O.) Corp., Cl. A .........       249,550        267,000
      52,000    SPS Technologies Inc.+ ............     1,155,576      2,804,750
       5,000    Teleflex Inc. .....................        76,167        210,000
      12,000    Tennant Co. .......................       260,625        493,500
       5,000    Valmont Industries Inc. ...........        40,625        121,250
       5,250    Watsco Inc., Cl. B ................        23,627        139,453
                                                     ------------    -----------
                                                       24,623,141     49,446,946
                                                     ------------    -----------
                Financial Services -- 2.9%
      70,000    Berliner Bank Aktiengesellschaft ..     1,452,996      1,731,702
      45,000    Danielson Holding Corp.+ ..........       165,200        337,500
       1,000    Federal Agricultural Mortgage
                  Corp., Cl. C+ ...................        24,000         56,750
       6,000    Gryphon Holdings Inc.+ ............        78,000        107,250
      18,000    Hibernia Corp. ....................       140,063        370,125
       4,000    Landamerica Financial Group .......        58,015        181,000
      37,500    Midland Co. .......................     1,617,388      2,960,156
         500    Net.B@nk Inc.+ ....................         6,000         12,375
     140,000    Pioneer Group Inc. ................     1,994,748      4,375,000
                                                     ------------    -----------
                                                        5,536,410     10,131,858
                                                     ------------    -----------
                Food and Beverage -- 5.0%
      10,000    4Health Inc.+ .....................        57,905         46,250
       8,000    Advantica Restaurant Group
                  Inc.+ ...........................        87,813         75,000
     118,000    Celestial Seasonings Inc.+ ........     2,698,971      4,837,999
       5,000    Cheesecake Factory Inc.+ ..........        82,004        166,563
     190,000    Chock Full o'Nuts Corp.+ ..........     1,254,071      1,472,500
     220,000    Eskimo Pie Corp. ..................     3,429,362      2,970,000
       1,000    Farmer Brothers Co. ...............       133,895        185,000
      18,000    Genesee Corp., Cl. B ..............       727,317        720,000
      40,000    Grist Mill Co.+ ...................       504,273        587,500
      10,000    International Multifoods Corp. ....       199,921        299,375
      12,000    J & J Snack Foods Corp.+ ..........       121,707        234,750
       8,000    Midwest Grain Products Inc.+ ......       144,621        108,000
       1,000    Northland Cranberries Inc.,
                  Cl. A ...........................         7,625         15,750

                See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- March 31, 1998 (Unaudited)
================================================================================
                                                                        Market
     Shares                                              Cost           Value
     ------                                              ----           -----

                COMMON STOCKS (Continued)

                Food and Beverage (Continued)
     110,000    Pepsi-Cola Puerto Rico
                  Bottling Co.+ ...................  $    609,340    $   825,000
      40,000    Pete's Brewing Co.+ ...............       177,838        167,500
      25,000    Ralcorp Holdings Inc.+ ............       341,259        518,750
       5,000    Sylvan Food Holdings Inc.+ ........        49,669         73,125
      15,369    Tootsie Roll Industries Inc. ......       556,749      1,101,739
      50,000    Twinlab Corp.+ ....................     1,016,831      2,025,000
       6,000    Vlasic Foods International Inc.+ ..       154,244        153,375
      50,000    Whitman Corp. .....................       771,375        987,500
                                                     ------------    -----------
                                                       13,126,790     17,570,676
                                                     ------------    -----------
                Health Care -- 0.5%
      35,000    HealthPlan Services Corp. .........       422,969        920,938
     100,000    IVAX Corp.+ .......................     1,020,236        875,000
       6,000    U.S. Physical Therapy Inc.+ .......        37,500         70,125
                                                     ------------    -----------
                                                        1,480,705      1,866,063
                                                     ------------    -----------
                Home Furnishings -- 1.1%
       8,000    Bassett Furniture Industries
                  Inc. ............................       188,438        245,500
       1,000    Bed Bath & Beyond Inc.+ ...........        11,125         46,188
      17,000    Foamex International Inc. .........       147,810        298,563
      10,000    La-Z-Boy Chair Co. ................       218,125        499,375
      50,000    Mikasa Inc. .......................       698,044        675,000
      70,000    Oneida Ltd. .......................       732,976      2,134,999
                                                     ------------    -----------
                                                        1,996,518      3,899,625
                                                     ------------    -----------
                Hotels and Gaming -- 3.0%
     420,000    Aztar Corp.+ ......................     2,756,915      3,622,500
      10,000    Boyd Gaming Corp.+ ................       100,375         71,875
      10,000    Churchill Downs Inc. ..............       416,463        570,000
      55,000    Extended Stay America Inc.+ .......       636,187        807,813
      25,000    Gaylord Entertainment Co. .........       745,938        893,750
     140,000    Jackpot Enterprises Inc.+ .........     1,615,369      1,820,000
       5,000    Jurys Hotel Group plc .............        27,762         34,989
      52,000    Mirage Resorts Inc.+ ..............       267,539      1,264,250
      12,000    Penn National Gaming Inc.+ ........       152,069        132,750
     150,000    Trump Hotels & Casino
                  Resorts Inc.+ ...................     1,519,891      1,378,125
                                                     ------------    -----------
                                                        8,238,508     10,596,052
                                                     ------------    -----------
                Metals and Mining -- 0.5%
     150,000    Echo Bay Mines Ltd.+ ..............       730,759        346,875
     300,000    Pegasus Gold Inc.+ ................       462,880        132,899
      10,000    Prime Resources Group Inc. ........        60,154         79,107
     270,000    Royal Oak Mines Inc.+ .............       671,786        320,625
      22,000    Stillwater Mining Co.+ ............       452,400        556,875
       5,000    Toreador Royalty Corp.+ ...........        19,063         18,125
      80,000    TVX Gold Inc.+ ....................       383,000        260,000
                                                     ------------    -----------
                                                        2,780,042      1,714,506
                                                     ------------    -----------
                Paper and Forest Products -- 1.4%
     123,000    Grief Bros. Corp.+ ...............      2,331,134      4,766,250
                                                     ------------    -----------
                Publishing -- 3.7%
      10,000    CMP Media Inc., Cl. A+ ...........        187,322        251,250
      45,000    Golden Books Family
                  Entertainment Inc.+ ............        482,079        517,500
     121,278    Independent Newspapers Ltd. ......        380,260        733,334
       2,000    Lee Enterprises Inc. .............         61,038         67,125
      34,900    McClatchy Newspapers Inc.,
                  Cl. A ..........................        796,895      1,040,456
      55,000    Media General Inc., Cl. A ........        959,916      2,705,313
      33,000    Meredith Corp. ...................        493,448      1,390,125
      44,000    Pulitzer Publishing Co. ..........      1,347,666      3,514,500
     190,000    Thomas Nelson Inc. ...............      2,151,650      2,612,500
       3,000    Wiley (John) & Sons Inc.,
                  Cl. B ..........................         46,500        164,625
                                                     ------------    -----------
                                                        6,906,774     12,996,728
                                                     ------------    -----------
                Pumps and Valves -- 2.4%
      58,000    Franklin Electric Co. ............      1,776,184      3,973,000
      17,775    Gorman-Rupp Co. ..................        276,467        346,613
      12,000    Graco Inc. .......................        296,198        363,750
      70,000    IDEX Corp. .......................        628,347      2,546,250
      10,000    Robbins & Myers Inc. .............         98,665        381,250
      30,000    Roper Industries Inc. ............        195,000        890,625
                                                     ------------    -----------
                                                        3,270,861      8,501,488
                                                     ------------    -----------
                Real Estate -- 1.3%
     140,000    Catellus Development Corp.+ ......      1,626,231      2,598,750
     115,000    Griffin Land & Nurseries Inc.+ ...      1,427,534      1,725,000
       4,000    Gyrodyne Company of
                  America Inc.+ ..................         74,313         74,000
                                                     ------------    -----------
                                                        3,128,078      4,397,750
                                                     ------------    -----------
                Retail -- 4.9%
      45,000    Aaron Rents Inc. .................        159,423      1,094,063
      43,000    Aaron Rents Inc., Cl. A ..........        143,203        964,813
     265,000    Bruno's Inc.+ ....................      2,668,555        447,188
     110,000    Burlington Coat Factory
                  Warehouse Corp. ................      1,178,563      1,911,250
       2,000    Coldwater Creek Inc.+ ............         55,000         48,500
       8,000    Crown Books Corp.+ ...............        105,267         54,500
      25,000    Fingerhut Companies Inc. .........        367,919        648,438
     105,000    Ingles Markets Inc., Cl. A .......      1,341,625      1,417,500
     130,000    Lillian Vernon Corp. .............      1,995,899      2,266,874
      33,500    Mott's Holdings Inc.+ (b) ........        214,069        201,000
      71,000    N2K Inc.+ ........................      1,674,434      2,121,125
     103,000    Neiman Marcus Group Inc.+ ........      1,384,666      4,229,437
     182,000    Scheib (Earl) Inc.+ ..............      1,258,370      1,569,750
                                                     ------------    -----------
                                                       12,546,993     16,974,438
                                                     ------------    -----------

                See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Portfolio of Investments (Continued) -- March 31, 1998 (Unaudited)
================================================================================
                                                                        Market
     Shares                                              Cost           Value
     ------                                              ----           -----

                COMMON STOCKS (Continued)

                Satellite -- 1.0%
      35,000    COMSAT Corp. .....................   $  1,100,927   $  1,205,313
      10,000    TCI Satellite Entertainment
                  Inc.+ ..........................         62,500         71,250
      50,000    United Video Satellite Group
                  Inc., Cl. A+ ...................      1,449,063      2,125,000
                                                     ------------   ------------
                                                        2,612,490      3,401,563
                                                     ------------   ------------
                Specialty Chemicals -- 0.8%
      25,000    Airgas Inc.+ ......................       372,500        431,250
       1,000    CFC International Inc.+ ...........        12,125         11,000
      45,000    Ferro Corp. .......................       714,102      1,321,875
         600    MacDermid Inc. ....................         2,200         17,250
      32,000    Penford Corp. .....................       609,118      1,112,000
                                                     ------------   ------------
                                                        1,710,045      2,893,375
                                                     ------------   ------------
                Telecommunications -- 1.9%
      18,000    Aliant Communications Inc. ........       231,438        612,000
      20,000    ARC International Corp.+ ..........       116,030        110,000
       9,200    Atlantic Tele-Network Inc.+ .......        92,644        101,200
       2,000    BHI Corp. .........................        30,250         71,000
      70,450    Citizens Utilities Co., Cl. A+ ....       679,224        744,128
      15,833    Commonwealth Telephone
                  Enterprises Inc.+ ...............       150,425        445,303
      20,000    Commonwealth Telephone
                  Enterprises Inc., Cl. B + .......       140,936        552,500
     100,000    Communications Systems Inc. .......       556,544      1,706,250
      23,000    Emerging Communications Inc.+ .....       163,266        161,000
     135,000    GST Telecommunications Inc.+ ......     1,896,370      2,033,438
      10,000    Rogers Communications Inc.,
                  Cl. B+ ..........................        57,063         58,125
                                                     ------------   ------------
                                                        4,114,190      6,594,944
                                                     ------------   ------------
                Transportation -- 0.2%
       2,000    Irish Continential Group plc ......        18,258         35,193
      50,000    OMI Corp.+ ........................       334,638        450,000
      25,000    Trans World Airlines Inc.+ ........       332,813        307,813
       4,000    WorldCorp Inc.+ ...................        19,575          3,750
                                                     ------------   ------------
                                                          705,284        796,756
                                                     ------------   ------------
                Utilities -- 0.1%
      24,000    United Water Resources Inc. .......       444,338        433,500
                                                     ------------   ------------
                Wireless Communications -- 1.8%
      70,000    Aerial Communications Inc.+ .......       574,713        542,500
       4,000    Associated Group Inc., Cl. A+ .....        50,750        154,000
      57,000    Centennial Cellular Corp., Cl. A+ .       865,371      1,498,031
      20,000    Corecomm Inc.+ ....................       324,750        333,125
      57,000    Rogers Cantel Mobile
                  Communications Inc.+ ............       689,471      2,857,125
      18,000    Teligent Inc., Cl. A+ .............       418,250        553,500
       7,000    Western Wireless Corp., Cl. A+ ....        93,125        161,000
                                                     ------------   ------------
                                                        3,016,430      6,099,281
                                                     ------------   ------------
                TOTAL COMMON STOCKS                  $196,726,736   $322,510,438
                                                     ------------   ------------
                CONVERTIBLE CORPORATE BONDS -- 0.3%

                Entertainment -- 0.1%
    $200,000    Savoy Pictures Entertainment Inc.
                  Sub. Deb. Cv.
                  7.00%, 07/01/03 .................       165,771        196,750
                                                     ------------   ------------
                Equipment and Supplies -- 0.2%
     650,000    Intermagnetics General Corp.
                  Sub. Deb. Cv.
                  5.75%, 09/15/03 (a) .............       649,649        633,750
     200,000    Kushner-Locke Co.
                  Sub. Deb. Cv.
                  8.00%, 12/15/00 (b) .............       200,000        120,000
         500    MacNeal-Schwendler Corp.
                  Sub. Deb. Cv.
                  7.875%, 08/18/04 ................           522            513
                                                     ------------   ------------
                                                          850,171        754,263
                                                     ------------   ------------
                TOTAL CONVERTIBLE
                CORPORATE BONDS                         1,015,942        951,013
                                                     ------------   ------------
                U.S. GOVERNMENT OBLIGATIONS -- 6.7%
  23,333,300    U.S. Treasury Bills, 4.98% to
                  5.43%, due 04/16/98
                  to 05/28/98 ++ ..................    23,252,252     23,252,252
                                                     ------------   ------------

                TOTAL INVESTMENTS -- 99.5%
                                                     $220,994,930    346,713,703
                                                     ------------   ------------
                Other Assets and
                  Liabilities (Net) -- 0.5%                            1,743,532
                                                                    ------------

                NET ASSETS  --  100.0%
                 (14,562,244 shares outstanding)                    $348,457,235
                                                                    ============

                NET ASSET VALUE, Offering
                  and Redemption Price
                  Per Share .......................                 $      23.93
                                                                    ============
---------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold intransactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998, the market value of Rule 144A securities amounted to $633,750 or 0.2% of net assets.
(b)   Security fair valued as determined by the Board of Directors.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR   -- American Depositary Receipt

                 See accompanying notes to financial statements.

                        The Gabelli Small Cap Growth Fund

Statement of Assets and Liabilities
March 31, 1998 (Unaudited)
================================================================================

Assets:
    Investments, at value (Cost $220,994,930) ................  $346,713,703
    Foreign currency, at value (Cost $57,886) ................        53,823
    Receivable for investments sold ..........................     2,276,372
    Receivable for capital shares issued .....................       443,053
    Dividends and interest receivable ........................       207,014
                                                                ------------
      Total Assets ...........................................   349,693,965
                                                                ------------
Liabilities:
    Payable for investment advisory fees .....................       285,478
    Payable for distribution fees ............................        84,275
    Payable for investments purchased ........................       713,799
    Payable for capital shares redeemed ......................         7,683
    Other accrued expenses ...................................       145,495
                                                                ------------
      Total Liabilities ......................................     1,236,730
                                                                ------------
      Net Assets applicable to 14,562,244
        shares outstanding ...................................  $348,457,235
                                                                ============
Net Assets consist of:
    Capital stock, at par value ..............................  $     14,562
    Additional paid-in capital ...............................   218,976,230
    Undistributed net investment income ......................         2,107
    Accumulated net realized gain on
      investments, futures contracts and
      foreign currency transactions ..........................     3,749,627
    Net unrealized appreciation on investments,
      futures contracts and foreign currency
      transactions ...........................................   125,714,709
                                                                ------------
      Total Net Assets .......................................  $348,457,235
                                                                ============
      Net Asset Value, offering and
        redemption price per share
        ($348,457,235 / 14,562,244 shares
        outstanding; 1,000,000,000 shares
        authorized of $0.001 par value) ......................  $      23.93
                                                                ============

Statement of Operations
For the Six Months Ended March 31, 1998
(Unaudited)
================================================================================

Investment Income:
    Dividends (net of foreign taxes of $2,875) ...............  $  1,271,685
    Interest .................................................       854,816
                                                                ------------
      Total Investment Income ................................     2,126,501
                                                                ------------
Expenses:
    Investment advisory fees .................................     1,512,891
    Distribution fees ........................................       378,204
    Shareholder services fees ................................       173,764
    Custodian fees ...........................................        16,280
    Shareholder report expenses ..............................        11,919
    Legal and audit fees .....................................         8,932
    Registration fees ........................................         6,864
    Miscellaneous expenses ...................................        10,623
                                                                ------------
      Total Expenses .........................................     2,119,407
                                                                ------------
      Net Investment Income ..................................         7,094
                                                                ------------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments,
      futures contracts and foreign currency
      transactions ...........................................     6,184,920
    Net change in unrealized appreciation on
      investments, futures contracts and
      foreign currency transactions ..........................    24,901,396
                                                                ------------
      Net realized and unrealized gain on
        investments, futures contracts and
        foreign currency transactions ........................    31,086,316
                                                                ------------
Net increase in net assets resulting
    from operations ..........................................  $ 31,093,410
                                                                ============

Statement of Changes in Net Assets
================================================================================


                                                                      Six Months Ended           Year Ended
                                                                       March 31, 1998           September 30,
                                                                         (Unaudited)                1997
                                                                       ---------------         --------------
Operations:
    Net investment income ...........................................   $      7,094           $   (820,062)
    Net realized gain on investments,
      futures contracts and foreign currency transactions ...........      6,184,920             39,776,849
    Net change in unrealized appreciation on investments,
     futures contracts and foreign currency transactions ............     24,901,396             44,387,266
                                                                        ------------           ------------
      Net increase in net assets resulting from operations ..........     31,093,410             83,344,053
                                                                        ------------           ------------
Distributions to shareholders:
    Net realized gain on investment transactions ....................    (40,993,996)           (23,504,667)
Capital share transactions:
    Net increase in net assets from capital share transactions ......     61,839,081             13,440,151
                                                                        ------------           ------------
      Net increase in net assets ....................................     51,938,495             73,279,537
Net Assets:
    Beginning of period .............................................    296,518,470            223,239,203
                                                                        ------------           ------------
    End of period ...................................................   $348,457,235           $296,518,740
                                                                        ============           ============

                 See accompanying notes to financial statements.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements (Unaudited)
================================================================================

1. Description. The Gabelli Small Cap Growth Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland Corporation. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and one of two separately managed portfolios of the Corporation, whose primary objective is capital appreciation. The Fund commenced operation on October 22, 1991.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the closing bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value

The Gabelli Small Cap Growth Fund

Notes to Financial Statements (Continued) (Unaudited)
================================================================================

of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At March 31, 1998, there were no open futures contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars as follows:

      (i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

      (ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of income and gains on various investments securities held by the Fund, timing differences and differing characterization of distributions made by the fund.

For the year ended September 30, 1997, reclassifications were made to increase undistributed net investment income for $815,075 and realized loss on investments for $804,483 with an offsetting adjustment to additional paid-in-capital.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Gabelli Small Cap Growth Fund
Notes to Financial Statements  (Unaudited)
================================================================================

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the six months ended March 31, 1998 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $378,204, or 0.25% of average net assets, the annual limitation under the Plan.

5. Portfolio Securities. Purchases and sales of securities for the six months ended March 31, 1998, other than short term securities, aggregated $75,153,021 and $29,997,035, respectively.

6. Transactions with Affiliates. During the six months ended March 31, 1998, the Fund paid brokerage commissions of $63,416 to Gabelli & Company, Inc. and its affiliates.

7. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                          Six Months Ended               Year Ended
                                                           March 31, 1998           September 30, 1997
                                                          ----------------          ----------------------
                                                         Shares      Amount          Shares        Amount
                                                         ------      ------          ------        ------
Shares sold ........................................    8,160,116  $191,026,852    6,081,693  $ 133,408,500
Shares issued upon
reinvestment of  dividends .........................    1,837,926    39,129,545    1,221,473     22,767,034
Shares redeemed ....................................   (7,101,293) (168,317,316)  (6,786,508)  (142,735,383)
                                                       ----------  ------------   ----------  -------------
  Net increase .....................................    2,896,749    61,839,081     (516,658) $ (13,440,151)
                                                       ==========  ============   ==========  =============

8. Transactions in Securities of Affiliated Issuers. The Investment Company Act of 1940 defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended March 31, 1998 is set forth below:

                                                                                                                   Percent
                                       Shares                                                    Value at           Owned
                          Beginning   Purchased       Ending       Realized     Dividend         March 31,         of Shares
                           Shares      (Sold)         Shares         Gain        Income            1998           Outstanding
                          ---------   ---------       -------       --------     ----------       -----------    --------------
Eskimo Pie Corp.           220,000          --        220,000      $    --        $ 22,000        $2,970,000          6.36%
Trans-Lux Corp.             85,000     (13,000)        72,000       65,256           5,775           980,999          7.27%
GEO International Corp.  1,425,000          --      1,425,000           --              --                --          7.15%
                                                                   -------        --------        ----------
                                                                   $65,256        $ 27,775        $3,950,999
                                                                   =======        ========        ==========

The Gabelli Small Cap Growth Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                Six Months Ended                Year Ended September 30,
                                                 March 31, 1998        ---------------------------------------------------
                                                   (Unaudited)         1997        1996       1995        1994        1993
                                                ----------------       ----        ----       ----        ----        ----
Operating performance:
     Net asset value, beginning of period .......  $  25.42          $  20.02   $  19.34    $  17.24    $  16.90    $  13.10
                                                   --------          --------   --------    --------    --------    --------
     Net investment income (loss) ...............        --             (0.07)     (0.09)      (0.04)      (0.05)       0.01
     Net realized and unrealized gain on
  investments ...................................      2.10              7.70       2.11        3.17        0.81        3.98
                                                   --------          --------   --------    --------    --------    --------
     Total from investment operations ...........      2.10              7.63       2.02        3.13        0.76        3.99
                                                   --------          --------   --------    --------    --------    --------

Distributions to shareholders:
     Net investment income                               --                --         --          --          --       (0.03)
     Net realized gains .........................     (3.59)            (2.23)     (1.34)      (1.03)      (0.42)      (0.16)
                                                   --------          --------   --------    --------    --------    --------
     Total distributions ........................     (3.59)            (2.23)     (1.34)      (1.03)      (0.42)      (0.19)
                                                   --------          --------   --------    --------    --------    --------

     Net asset value, end of period .............  $  23.93          $  25.42   $  20.02    $  19.34    $  17.24    $  16.90
                                                   ========          ========   ========    ========    ========    ========
     Total return (a) ...........................      10.0%             42.2%      11.0%       19.5%        4.5%       30.7%
                                                   ========          ========   ========    ========    ========    ========
Ratios to average net assets / supplemental data:
     Net assets, end of period (in 000's) .......  $348,457          $296,519   $223,239    $231,156    $205,699    $204,617
     Ratio of net investment income (loss) to
       average net assets .......................      0.00%(b)(d)      (0.36)%    (0.42)%     (0.24)%     (0.28)%      0.03%
     Ratio of operating expenses to
       average net assets .......................      1.40%(b)          1.62%      1.58%       1.54%       1.54%       1.64%
     Portfolio turnover rate ....................        11%               14%        11%         17%         19%         14%
     Average commission rate per share (c) ......  $ 0.0458          $ 0.0500   $ 0.0490          --          --          --

----------
(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(b)   Annualized.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
(d)   Amount represents less than $0.005 per share.

                 See accompanying notes to financial statements.

                        Gabelli Equity Series Funds, Inc.
                        The Gabelli Small Cap Growth Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Funds, Inc.

Felix J. Christiana
Former Senior Vice President
Dollar Dry Dock Savings Bank

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

Vincent D. Enright
Senior Vice President and
Chief Financial Officer
KeySpan Energy Corp.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

Robert J. Morrissey
Attorney-at-Law
Morrissey & Hawkins

Karl Otto Pohl
Former President
Deutsche Bundesbank

Anthony R. Pustorino
Certified Public Accountant
Professor, Pace University

Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.

                                    Officers

Mario J. Gabelli, CFA
President and Chief
Investment Officer

Bruce N. Alpert
Vice President and Treasurer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------